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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 2, 2004


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



             Texas                          0-25141              76-0579161
(State or other Jurisdiction of    (Commission File Number)   I.R.S. Employer
incorporation or organization                                Identification No.)


                         9600 Bellaire Blvd., Suite 252
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)



                                 (713) 776-3876
               (Registrant's telephone number, include area code)


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Item 7.   Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1 - Press Release issued by MetroCorp Bancshares, Inc. dated February 2, 2004.

Item 12.   Disclosure of Results of Operations and Financial Condition

         On February 2, 2004, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its earnings for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   METROCORP BANCSHARES, INC.




Dated:  February 2, 2004                             By  /s/ Allen D. Brown
                                                     ----------------------
                                                     Allen D. Brown
                                                     President







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                                  EXHIBIT INDEX



Exhibit
Number                          Description
-------                         -----------

  99.1         Press Release issued by MetroCorp Bancshares, Inc. dated February
               2, 2004.







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